SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: December 8, 2002
                        (Date of earliest event reported)


                               DIRECT INSITE CORP.
             (Exact Name of Registrant as Specified in its Charter)





         Delaware                   0-20660               11-2895590
-----------------------          -----------           ----------------
(State of Incorporation)         (Commission           (I.R.S. Employer
                                 File Number)         Identification No.)


80 Orville Drive, Bohemia, New York                         11716
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number including area code       (631) 244-1500




    -----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events

     On December 8, 2002, the Board of Directors  appointed its Chairman,  James
A. Cannavino as the Company's Chief Executive Officer. Robert Carberry, previously a consultant to the Board of Directors was appointed President. The Company's former Chief Executive Officer, Warren Wright, was appointed as
Executive Vice President and its former President, Anthony Coppola, was appointed Executive Vice President in charge of Program Management.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized.

                                    DIRECT INSITE CORP.


                                    By: /s/ James A. Cannavino
                                        ------------------------------
                                        James A. Cannavino
                                        Chief Executive Officer

Dated:  December 11, 2002